UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2022
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.
On February 22, 2022, SoFi Technologies, Inc. (“SoFi”), issued a press release announcing the execution of the Agreement and Plan of Merger and Reorganization, dated as of February 19, 2022, by and among SoFi, Technisys S.A. (“Technisys”), Atom New Delaware, Inc., Atom Merger Sub Corporation and Fortis Advisors LLC, as the representative, pursuant to which, upon the terms and subject to the conditions set forth therein, SoFi will acquire Technisys. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In addition, SoFi provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SoFi under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Cautionary Statement Forward-Looking Statements
This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of SoFi and Technisys, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks and uncertainties. These forward-looking statements are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “opportunity”, “future”, “strategy”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strive”, “would”, “will be”, “will continue”, “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: the effect and uncertainties related to the COVID-19 pandemic (including any government responses thereto); SoFi’s ability to achieve and maintain profitability in the future; the impact on SoFi’s business of the regulatory environment and complexities with compliance related to such environment; SoFi’s ability to respond to general economic conditions; SoFi’s ability to manage its growth effectively and its expectations regarding the development and expansion of its business; SoFi’s ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth; the success of SoFi’s continued investments in its Financial Services segment and in its business generally; the success of SoFi’s marketing efforts and its ability to expand its member base; SoFi’s ability to maintain its leadership position in certain categories of its business and to grow market share in existing markets or any new markets it may enter; SoFi’s ability to develop new products, features and functionality that are competitive and meet market needs; SoFi’s ability to realize the benefits of its strategy, including what SoFi refers to as its Financial Services Productivity Loop; SoFi’s ability to make accurate credit and pricing decisions or effectively forecast its loss rates; SoFi’s ability to establish and maintain an effective system of internal controls over financial reporting; SoFi’s ability to realize the anticipated benefits of its acquisition of Golden Pacific Bank; the impact of additional regulation as a result of SoFi’s becoming a bank holding company; SoFi’s ability to operate SoFi Bank pursuant to its operating agreement with the Office of the Comptroller of the Currency; the outcome of any legal or governmental proceedings that may be instituted against SoFi; the occurrence of any event, change or other circumstances that could give rise to the right of SoFi or Technisys to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SoFi or Technisys; delays in completing the transaction; the failure to satisfy any of the conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, integration or as a result of changes in the economic or market environments and competitive factors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by SoFi’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of SoFi and Technisys. Additional factors that could cause results to differ materially from those described above can be found in SoFi’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, which is on file with the Securities and Exchange Commission (the “SEC”) and available on SoFi’s investor relations website, https://investors.sofi.com, under the heading “Financials,” and in other documents SoFi files with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SoFi nor Technisys assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of SoFi Technologies, Inc., dated February 22, 2022
99.2	Investor Presentation of SoFi Technologies, Inc., dated February 22, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: February 22, 2022	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer